UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 15, 2011
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-160748 (Commission File Number)	27-0351641 (IRS Employer Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 15, 2011, Steadfast Income REIT, Inc. (the “Company”), through SIR Cooper Creek, LLC, its indirect wholly owned subsidiary (“SIR Cooper Creek”), entered into an Assignment and Assumption of Purchase Agreement with Steadfast Asset Holdings, Inc., an affiliate of the Company, whereby SIR Cooper Creek assumed the Purchase and Sale Agreement and Joint Escrow Instructions (as amended, the “Purchase Agreement”), dated June 24, 2011, relating to the acquisition of Cooper Creek, a multifamily property located in Louisville, Kentucky (the “Cooper Creek Property”), from Cooper Creek Village, LLC, a third party seller (the “Seller”), for an aggregate purchase price of $10,420,000.
     The acquisition of the Cooper Creek Property is subject to substantial conditions to closing, including: (1) the sale of a sufficient number of shares of the Company’s common stock in the Company’s public offering to fund a portion of the purchase price for the Cooper Creek Property; (2) the Company’s ability to obtain appropriate financing for the acquisition of the Cooper Creek Property on acceptable terms; and (3) the absence of a material adverse change to the Cooper Creek Property prior to the date of the acquisition. There is no assurance that the Company will close the acquisition of the Cooper Creek Property on the terms described above or at all.
     The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated June 24, 2011, by and between Cooper Creek Village, LLC and Steadfast Asset Holdings, Inc.

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated June 30, 2011, by and between Cooper Creek Village, LLC and Steadfast Asset Holdings, Inc.

10.3	Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated July 8, 2011, by and between Cooper Creek Village, LLC and Steadfast Asset Holdings, Inc.

10.4	Written notice of exercise of extension option pursuant to the Purchase and Sale Agreement and Joint Escrow Instructions, dated June 24, 2011, by and between Cooper Creek Village, LLC and Steadfast Asset Holdings, Inc.

10.5	Assignment and Assumption of Purchase Agreement, dated as of August 15, 2011, by and between Steadfast Asset Holdings, Inc. and SIR Cooper Creek, LLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
Date: August 19, 2011	By:	/s/ Rodney F. Emery
Rodney F. Emery
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description
10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated June 24, 2011, by and between Cooper Creek Village, LLC and Steadfast Asset Holdings, Inc.

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated June 30, 2011, by and between Cooper Creek Village, LLC and Steadfast Asset Holdings, Inc.

10.3	Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated July 8, 2011, by and between Cooper Creek Village, LLC and Steadfast Asset Holdings, Inc.

10.4	Written notice of exercise of extension option pursuant to the Purchase and Sale Agreement and Joint Escrow Instructions, dated June 24, 2011, by and between Cooper Creek Village, LLC and Steadfast Asset Holdings, Inc.

10.5	Assignment and Assumption of Purchase Agreement, dated as of August 15, 2011, by and between Steadfast Asset Holdings, Inc. and SIR Cooper Creek, LLC